176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Investor Presentation October 2014 Exhibit 99.2

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 2 Safe Harbor Statement Certain statements contained within this presentation may be considered forward-looking under the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties including, but not limited to, our ability to successfully complete the proposed spin-off, our ability to fully realize the expected benefits of the proposed spin-off, the global economic conditions, significant volume reductions from key contract customers, significant reduction in customer order patterns, loss of key customers or suppliers within specific industries, financial stability of key customers and suppliers, availability or cost of raw materials, and increased competitive pricing pressures reflecting excess industry capacities. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of Kimball Electronics, Inc. (the “Company”) are contained in the Company’s Form 10 filing as amended and other filings with the Securities and Exchange Commission.

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 3 Kimball Electronics, Inc. Snapshot  Kimball Electronics, Inc. (NasdaqGS: KE)  Differentiated package of value and well established in a growing niche of the Electronic Manufacturing Services (EMS) market  A leading global EMS provider for high-quality, high-reliability, and durable electronics serving customers in the automotive, industrial, medical, and public safety end markets  Headquartered in Jasper, Indiana with manufacturing locations in the U.S., Mexico, Poland, China, and Thailand  Over 3,800 employees in 8 countries  FYE 6/30/2014 revenue – $741.5 million  FYE 6/30/2014 EBITDAR (1) – $48.5 million  FYE 6/30/2014 Pro forma (2) - no debt – $63 million cash; Total Assets of $447 million _____________________ (1) EBITDAR defined as Net Income - Interest Income, net + Provision for Taxes + Depreciation & Amortization + Restructuring Charges; See “Non GAAP Reconciliation” slide # 24 (2) Unaudited

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 4 Agenda 1) Transaction Summary and Rationale 2) Kimball Electronics Overview and Strategic Plan 3) Kimball Electronics Financial Overview 4) Appendix

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Transaction Summary and Rationale

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 6 Spin-Off Transaction Summary Kimball International, Inc. (“Kimball International”) has announced a stock spin-off of Kimball Electronics, Inc. (“Kimball Electronics”)  Distributing Company: Kimball International, Inc. (NasdaqGS: KBAL.B)  Distributed Company: Kimball Electronics, Inc. (NasdaqGS: KE)  Distributed Securities: 100% of KE Common Stock  Distribution Ratio: 3/4 common shares of KE for every share of KBAL.B  Kimball Electronics Shares Outstanding: 29.1 million (1)  Dividend Policy: No Dividend Anticipated _____________________ (1) Estimated Kimball Electronics shares outstanding at effective date.

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 7  The spin-off satisfies important business objectives for Kimball Electronics – Allows Kimball Electronics to allocate and deploy resources in a more focused way, while executing strategies that will fulfill the different customer service requirements within their particular markets – Enables Kimball Electronics to optimize their independent capital structure to fund its growth, thereby adopting a debt and capital structure more suitable for a growth-oriented company – Kimball Electronics will become more nimble and be better able to capitalize on market opportunities that create sustainable growth and enhance shareholder value – Improving share owner value by promoting independent market recognition of Kimball Electronics as a separate publicly traded company, and provides shareholders the flexibility to enhance their investment in a sector focused company with distinct growth opportunities Spin-Off Rationale

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Kimball Electronics Overview and Strategic Plan

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 9  Differentiated package of value and well established in a growing niche of the EMS market  Award winning service resulting in a loyal and diverse customer base with an average customer relationship of 8 years  Significant opportunity to leverage existing cost structure for operating profit expansion  Capital structure provides flexibility for growth and high return on capital deployed  Experienced management team that is eager to get started as a stand-alone company Key Messages

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 10  Automotive EMS sector forecasted to grow at a 8.5% CAGR from 2014 – 2018 driven by expansion of electronic dashes and advanced driver assistance systems (“ADAS”) as well as demand in emerging markets  Medical EMS sector forecasted to grow at a 4.8% CAGR from 2014 – 2018. US Affordable Care Act and the 2013 excise tax putting additional pressure on the cost structure of OEMs and further encouraging outsourcing.  Industrial EMS sector forecasted to grow at a 6.7% CAGR from 2014 – 2018 mainly driven by growth in semiconductor capital equipment and retail Source: IDC Compelling Industry Dynamics EMS Market Share Overview _____________________ Source: Manufacturing Market Insider (MMI), March and April, 2014 *Amongst the EMS providers that reported in the MMI April, 2014 survey Top 20 Global EMS Provider #4 Global EMS Provider*-Medical Market #5 Global EMS Provider*-Automotive Market #7 Global EMS Provider*-Public Safety Market #13 Global EMS Provider*-Industrial Market

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 11 Donald D. Charron Chairman and CEO Michael K. Sergesketter Vice President, Chief Financial Officer Janusz F. Kasprzyk Vice President, European Operations Roger Chang (Chang Shang Yu) Vice President, Asian Operations Christopher J. Thyen Vice President, Business Development Sandy A. Smith Vice President, Information Technology John H. Kahle Vice President, General Counsel and Secretary Julia A. Dutchess Vice President, Human Resources Steven T. Korn Vice President, North American Operations Experienced Management Team – Over 195 Years of Combined Service

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 12 Kimball Electronics Strategic Plan Our strategic plan is divided into four major areas to support long-term profitable growth of the business  Focus on strategic customer relationships  Strengthen market positions in automotive, medical, industrial and public safety  Leverage 3rd party partners to expand package of value  Pursue strategic acquisitions to support diversification and globalization strategies  Continue to improve – quality, service, and productivity (e.g. Lean Six Sigma projects)  Build on our core competency of durable electronics  Deepen customer relationships with Business and Program Managers  Execute global procurement strategy to aggregate and leverage spend with suppliers  Attract, retain and grow talent  Simplify business processes for optimal performance  Leverage one common business operating system  Foster disciplined culture to drive economic profit  Strive to have the best informed customers, suppliers, employees and share owners  Communicate openly through candid feedback (e.g. scorecards, periodic reviews)  Enhance our world through corporate social responsibility leadership Growth and Diversification Operational Excellence People and Systems Communication and Collaboration

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 13 Diversified and Attractive End Markets Our diversification strategy has enabled us to establish a more balanced portfolio Automotive (38%)  Anti-lock Brakes  Electronic Power Steering  Occupant Safety  Telematics Medical (29%)  Sleep Therapy and Respiratory Care  Patient Care and Monitoring  In Vitro Diagnostics  Drug Delivery Industrial (26%)  Climate Controls  Automation Controls  LED Lighting  Operator Interface Public Safety (7%)  Thermal Imaging  Fire Detection  Defense  Security Kimball Electronics’ End Market Evolution Automotive 82% Medical 5% Industrial 11% Public Safety 2% FY 2004 FY 2014 Automotive 38% Medical 29% Industrial 26% Public Safety 7%

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 14  Ranked on Forbes America’s most trustworthy companies for 2013 and 2014  Recognized by Future Electronics with the "Global Customer of the Year 2013" award  Awarded highest overall customer rating at the 2014 Service Excellence Awards  Recipient of 10 Supplier Awards over past two years Awards and Recognitions

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 15  Attractive base of blue chip customers  Excellent customer retention  Customer scorecard process – Provides an objective measurement of Kimball Electronics’ performance – Customers can easily track improvement and compare performance amongst other suppliers – Creates platforms for organic growth Blue Chip Customer Base Long-standing customer relationships built on years of providing best-in-class service Long-Term Customer Relationships Blue Chip Customer Base 10+ Years 44% 6-10 Years 44% 0-5 Years 12%

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 16 Significant Customer Wins in Recent Years We intend to achieve sustained, profitable growth in the end markets we serve by supporting the global growth initiatives of our customers. Automotive Medical Industrial Public Safety New Customer Sales CST $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 FY11 FY12 FY13 FY14 R evenu e Automotive Medical Industrial Public Safety 4 New Customers 5 New Customers 6 New Customers 13 New Customers ($ in millions) _____________________ Note: Represents approximate cumulative sales to new customers 2011 to present.

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 17 Global Manufacturing Footprint Integrated network of state-of-the-art plants that share a common business operating system, technology, process development, and best practices Jasper, IN Tampa, FL Reynosa, Mexico Poznan, Poland Nanjing, China Laem Chabang, Thailand KECN - Nanjing KEPS – Poznan KEJ – Jasper IN KETL – Laem Chabang Number of employees: 3,800 Total facility square footage: 1,011,000 Sq. Ft. KEMX - Reynosa KETA – Tampa, FL

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 18  Common business operating system supported by one ERP system, global processes and procedures  Experienced body of knowledge for the production of high quality, high reliability, and durable electronics  Established lean six sigma practices that provide a solid foundation for problem solving and continuous improvement  Disciplined quality management system that is certified to global standards and compliant with various regulatory requirements  Tight process controls for change management and complete traceability with supporting process interlocks  Global procurement process that enables us to aggregate and leverage our raw material spend and obtain competitive pricing for our customers  Invested over $74 million of capital expenditures in the past four years to create a world-class operation that is poised for continued growth  Corporate Social Responsibility initiatives across all operating locations Best-in-Class Manufacturing Operations Differentiated package of value with a focus on operational excellence International Quality System Certifications FDA Registered ITAR Compliant (Jasper and Tampa) Certified

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Kimball Electronics Financial Overview

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 20 FY 2014 $ % Revenue $741.5 Operating Profit $29.9 4.0% Net Income $24.6 3.3% EBITDAR $48.5 6.5% Debt $0 Cash $26.2 Net Debt $0 Historical Financial Overview ($ in millions) $25.7 $13.6 $14.5 $20.8 3.6% 2.2% 2.1% 2.8% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2011 2012 2013 2014 CapEx % of Sales CapEx: Capital expenditures + Purchases of Capitalized Software $721.4 $616.8 $703.1 $741.5 $165.1 $170.6 $174.5 $178.0 [VALUE] $28.1 $44.6 $48.5 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2011 2012 2013 2014 Revenue Backlog EBITDAR in millions Note: EBITDAR defined as Net Income- Interest Income, net + Provision for Taxes + Depreciation & Amortization + Restructuring Charges; See “Non GAAP Reconciliation” slide #24 Restructuring Charges: 2011: $1MM; 2012: $3.4MM; 2013: $0.4MM; 2014: $0.4MM Backlog=aggregate sales price of production pursuant to worldwide open orders, which may be canceled by the customer at any time. All open orders are expected to be filled within next fiscal year Select Balance Sheet Items $324.7 $287.6 $310.4 $342.5 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 2011 2012 2013 2014 AR Inventory Net PP&E in millions Unaudited Note: EBITDAR defined as Net Income - Interest Income, net + Provision for Taxes + Depreciation & Amortization + Restructuring Charges; See “Non GAAP Reconciliation” slide # 24 Revenue, Backlog and EBITDAR Capital Expenditures

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 21 12% 14% 16% 18% 20% $95 $100 $105 $110 $115 $120 2011 2012 2013 2014 Working Capital % of Sales  Well capitalized  $63M cash with zero debt  5 year $50M credit facility (plus $25M accordion) Capital Structure and Strong Cash Flow Provide Flexibility Working Capital (2) Free Cash Flow (1) ($ in millions) _____________________ (1) Defined as cash provided by operations less capital expenditures including purchases of capitalized software. (2) Defined as average accounts receivable plus inventory less accounts payable. Fiscal year 2011 and 2012 unaudited. $45.1 FY 2011 FY 2012 FY 2013 FY 2014 -$30 -$20 -$10 $0 $10 $20 $30 $40 $50 Cash provided by Operations Capital Expenditures Free Cash Flow Cumulative Free Cash Flow ($ in millions)

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 22 Why Invest in Kimball Electronics?  Differentiated package of value and well established in a growing niche of the EMS market  Award winning service resulting in a loyal and diverse customer base with an average customer relationship of 8 years  Significant opportunity to leverage existing cost structure for operating profit expansion  Capital structure provides flexibility for growth and high return on capital deployed  Experienced management team that is eager to get started as a stand-alone company

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Appendix

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 24 Non-GAAP Reconciliation (millions $) 2011 2012 2013 2014 Net Income $4.4 $23.9 $21.5 $24.6 Deduct: Interest Income, net $0.1 $0.2 $0.1 $0.0 Add: Depreciation/Amortization $16.1 $16.8 $17.5 $17.9 Add: Provision/(Benefit) for Income Taxes $(0.3) $(15.8) $5.3 $5.6 Add: Restructuring Expense $1.0 $3.4 $0.4 $0.4 EBITDAR $21.1 $28.1 $44.6 $48.5 EBITDAR defined as Net Income – Interest Income, net + Depreciation & Amortization + Provision for Income Taxes + Restructuring Expense

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 25 2014 Key Strategic Priorities Maintain Margin Improvement ■ Stay focused on Lean Six Sigma Improvement projects ■ Continue to drive material cost savings ■ Remain disciplined in new business development for high margin opportunities ■ Improve margin by expanding our package of value Inventory Reduction ■ Improve sales and operations planning processes ■ Better leverage distribution partnerships ■ Closely monitor NPI processes and product launch schedules ■ Pursue actions to eliminate excess and obsolete inventory ■ PDSOH is the average of the monthly gross inventory divided by an average day's cost of sales. [ ] [ ] $5.00 $15.00 $25.00 $35.00 $45.00 $55.00 $65.00 FY 2011 FY 2012 FY 2013 FY 2014 SG&A Gross Profit Oper. Inc 52 54 56 58 60 62 64 66 FY 2011 FY 2012 FY 2013 FY 2014 P D S O H D ay s PDSOH Long Term Target = 55 days Footprint and Machine Utilization ■ Capacity expansion in Europe ■ Expand our package of value to enhance utilization of available resources ■ Consider strategic acquisitions internationally to establish capacity in other emerging markets M ill io n s

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 26  Collaborative team facilitates support throughout the product life cycle utilizing the Company’s engineering expertise – CRM model combines members of our team from within our manufacturing facilities and members of our business development team who reside remotely and nearer to our customers around the world. – Institutionalized customer scorecard process provides all levels of the company with feedback that drives the actions for continuous improvement. – Our global systems, procedures, processes, and teamwork combined with our CRM model allows us to create valuable and innovative solutions so we can cost-effectively manufacture products for customers from all four of our end market verticals in the same production facility Customer Relationship Management (CRM) Model Highly integrated team provides a single point of contact for multiple products manufactured in multiple locations Customer Business Manager Program Managers at Kimball Facilities

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 27 Electronics Product Design Engineering Services Reliability Test Lab (RTL) Rapid Prototype Services (RPS) New Product Introduction (NPI) Electronic Data Interchange (EDI) Se rv ice s a nd C apab ilit ies  Design for Manufacturability / Testability  Multi-Layer Printed Circuit Board Design  Mechanical Design  Electrical Design  Industrial Design  Computer Aided Design (CAD)  Conversion from Pin- Through-Hole to Surface Mount Technology  Design for Test  Packaging Design  Component Specification and Qualification  Product Prototyping  Failure Analysis  Reliability Engineering  Measurement System Evaluation  Design of Experiments (DOE)  Design Failure Mode and Effects Analysis (DFMEA)  Engineering Change Management  Computer Aided Manufacturing (CAM)  Environmental Testing  Highly Accelerated Life Testing / Stress Screening (HALT/HASS)  Vibration Shock  Design Validation/ Process Validation Testing (DV/PV)  Dedicated Equipment and Resources  Early collaboration with customer's product development team  Fast turnaround time  Seamless hand-off to series production  Robust New Product Introduction process  Eliminate risks to product quality, schedules and finances  Complies with the necessary quality standards  Develop standard checklist of the process  Collaboration with management for sign off and visibility  Operates on a common ERP / EDI platform  ANSI X12, EDIFACT, and VDA message types  Transactions include purchase orders, purchase order changes, planning and delivery schedules, advance ship notices and various other documents Comprehensive Offering of Services and Capabilities [pic]

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 28 Comprehensive Offering of Services and Capabilities (continued) Electronics Manufacturing Capabilities Flexible Supply Chain Strategies Electronic Repair Depot Services Transfer of Work (TOW) Customer Relationship Management [pic] [pic] [pic] [pic] [pic] Se rv ice s a nd C apab ilit ies  Screen Printing  Solder Paste Automated Optical Inspection (AOI)  SMT Pick and Place  Reflow  Post Reflow AOI  Depaneling  In Circuit Testing  Complete/Upper Level Assembly  Functional Testing  Supply Chain Integration Software - enables real time communication for demand changes  Kan Ban and Just-In-Time  Vendor Managed Inventory (VMI)  3rd Party Logistics Programs  Direct Fulfillment  Retexturing of Metal and Plastics  Paint Services  Display Repair  Direct Fulfillment  PCBA Repair  Advance Replacement  Seamless transfer between facilities  Leverage best practices, lessons learned and global team of experienced individuals  Ensure quality and on-time delivery  Minimal interruption to customers  Established CRM model that works with the customer and their team  Dedicated Business and Program Manager team  Single point of contact for the key decision makers  Focused on both short- term execution and the long-term outlook of the strategic relationship  Proven customer scorecard process

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 29 Kimball Electronics’ Package of Value (“POV”) Humidity Temperature Cycling Chemical Attack Vibration Thermal Shock Mechanical Shock Salt & Corrosion Harsh Temperatures Water Ingress Knowledge of Product Requirements Supplier Development And Supplier Quality Engineering Component and Supplier Qualification Conformal Coating Potting and Encasement FDA 820 Compliance ISO13485 Discipline TS16949 Discipline ITAR Compliance (Jasper and Tampa) Qualification Testing Lab Design and Process Validation Accelerated Life Testing and Stress Screening HALT/HASS Advanced ICT and Functional Testing Environmental Compliance: ELV ROHS WEEE Core Competency – Durable Electronics Design for Manufacture- ability and Testability DFM/DFT New Product Introduction Process NPI Advanced PCBA Manufacturing Engineering Supplier Verification Automated Optical Inspection Basic ICT and Functional Testing ISO9001 Compliance Lean Six Sigma Program Management Global Supply Chain Management Transfer of Work Process (TOW) Customer Scorecard Process and Continuous Improvement Standard Printed Circuit Board Assembly (PCBA) and Test Customers entrust their most critical and challenging projects to us because of our highly specialized solutions offering

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 30 Volume Production Quality / Testing Manufacturing Prototype Production Detailed Design and Engineering Concept Generation & Product Design Preliminary Planning  We understand that working directly with our customers is vital to our mutual success  The goal for our robust New Product Introduction (“NPI”) process is to successfully introduce a product into production, eliminate risks to product quality, schedules, finances, and achieve customer satisfaction EVERY TIME!  Structured approach utilizing cross-functional teams, standard checklist and management reviews – Checklist / questions for each stage of development process – Focus on identifying, preventing, and mitigating risks – Detailed reviews by NPI Steering Committee  Leverage proven template / best-practice tools such as Electronic Program Binder, Gantt Program Charts, Metrics and Attributes Tracking Robust New Product Introduction Process (NPI) We collaborate with our customers’ engineering teams to achieve collective successes in all phases of the product life cycle…e.g. NPI Process Illustrative New Product Development Process Our NPI process enables customers to improve product quality and increase speed to market resulting in faster revenue generation

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 31 Our History Kimball International has evolved, changed and grown into a pre-eminent international corporation over the last six decades Kimball Electronics begins to focus the majority of its resources on contract manufacturing The Company acquired W.W. Kimball, a 102-year-old manufacturer of pianos and organs Jasper Corporation was formed and the company manufactured wood products including TV cabinets Jasper Electronics Manufacturing Company was formed Jasper Electronics Manufacturing received first outside contract from GE and moved into a new 80,000 sq. ft. facility which today is Jasper Plant 1 Kimco, S.A. de C.V. was formed in Reynosa, Mexico to support the piano and organ business The Company’s name was changed to Kimball International, Inc. 1950 1959 1961 1968 1976 1974 1982 1973 Kimball International became a publicly-held company by offering for sale 500,000 shares of Class B Common Stock 64 Year History of Quality and Craftsmanship – Early Days  Kimball Electronics was established in 1961 to produce the electronic assemblies for the musical organs for Kimball International  By the 1980s, Kimball Electronics became solely focused on contract electronic manufacturing services (EMS)  Today, Kimball Electronics is a global EMS provider of high quality, high reliability, and durable electronics to customers in the automotive, industrial, medical, and public safety end markets 1983 1985 The first anti-lock brake system was produced for Kelsey-Hayes, today TRW. Kimball Electronics Jasper Plant 1 and Thailand have produced over 50 million (and counting) ABS units for TRW Kimball Electronics Jasper was awarded a contract from IBM to build keyboards for personal computers. Kimball would ship IBM 19 million keyboards over the next 10 years

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 32 Kimball Electronics acquires Genesis Kimball Electronics opens Jasper Plant 2 - high mix - low volume focused factory Kimball Electronics Thailand begins production for Bayer Medical Kimball Electronics acquires Bayer Medical operation in Wales, UK Kimball Electronics acquires Magna Donnelly operation in Longford, Ireland Kimball Electronics Mexico produces 3 millionth variable speed motor control for GE, later Regal Beloit 1999 2002 2000 2005 2004 2006 2007 2003 2008 Our History (continued) Kimball Electronics has taken significant actions to transform the business over the last decade 64 Year History of Quality and Craftsmanship – Kimball Electronics’ Expansion and Growth  Beginning in early 2000’s Kimball Electronics continued to grow and expand and now has engineering and manufacturing services located in the United States (Indiana and Florida), Mexico, Poland, China and Thailand  As an independent public company, Kimball Electronics is well-positioned to execute its strategic vision for sustainable, long-term growth 2014 and Beyond Kimball Electronics acquires Reptron Electronics Kimball Electronics opens a new plant in Laem Chabang, Thailand Kimball Electronics acquires new plant in Poznan, Poland from Alcatel Kimball Electronics Poland produces 1 millionth yaw rate sensor for Systron Donner / Continental Teves Kimball Electronics breaks ground on new facility in Nanjing, China Kimball Electronics became a publically traded company with strategic vision for sustainable, long-term growth

176 0 0 204 204 204 255 48 48 46 46 46 0 153 204 249 178 35 Page 33 Our Guiding Principles Our People – Strength We believe that our people are our most important asset. Kimball has been built upon the tradition of mutual trust, personal integrity, a spirit of cooperation, respect for dignity of the individual, a sense of family and good humor Our Customers – Satisfaction Customer satisfaction at Kimball is more than our goal; it is our passion. Our focus on Total Quality transcends every element of our work environment to insure that our customers’ expectations are met Our Share Owners – Profit Kimball is committed to providing our share owners an excellent return on their investment. Profits are the ultimate measure of how effectively and efficiently we serve our customers and are the only source of long term job security Our Community – Citizenship The environment is our home. We will be leaders in not only protecting but enhancing our world. We seek to share, but not impose our values within the communities in which we live. We strive to help our communities be great places to live